Exhibit 99.2

Presented by Tom Leonard, CEO November 14, 2017 Universal Hospital Services Q3 Earnings Teleconference

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and other filings with the SEC, which can be accessed at www.UHS.com under “Investors.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

CEO remarks

Financial Review

Selected Financial Data Note: Numbers referenced in the % Chg column are favorable when positive and unfavorable when negative. This applies to all slides reflected herein. Refer to Appendix for reconciliation of Adjusted EBITDA and Accrual CAPEX. (In millions) LTM 2017 2016 % Chg 2017 2016 % Chg 2017 Consolidated Revenues 123.8 $ 117.9 $ 4.9% 382.6 $ 357.7 $ 7.0% 504.4 $ Gross Margin 39.4 38.5 2.2% 127.1 117.1 8.5% 166.9 % of Revenue 31.9% 32.7% 33.3% 32.7% 33.1% Adjusted SG&A 23.6 24.3 2.9% 78.0 75.5 -3.4% 103.5 % of Revenue 19.0% 20.6% 20.4% 21.1% 20.5% Adjusted EBIT(A) 15.8 14.1 11.4% 48.8 41.4 17.8% 63.1 Depreciation 17.4 18.4 53.1 54.9 71.4 Adjusted EBITDA 33.2 $ 32.5 $ 2.2% 101.9 $ 96.3 $ 5.8% 134.5 $ % of Revenue 26.8% 27.6% 26.6% 26.9% 26.7% Accrual CAPEX 13.8 11.1 28.2 29.9 55.8 Adjusted EBITDA - Accrual CAPEX 19.4 $ 21.4 $ -8.8% 73.7 $ 66.4 $ 10.9% 78.7 $ 3rd Quarter September YTD

Trend Analysis Segment revenue declined 3.7% for the quarter as we continue to diversify away from our capital intensive Asset360 business and reduce capital sales (-$1.7M). Supplemental rental revenue declined from lower demand due to weak recent inpatient census trend. Gross margin rate declined due to the unfavorable mix shift resulting from lower rental volume in the quarter. Medical Equipment Solutions SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS (In millions) LTM 2017 2016 % Chg 2017 2016 % Chg 2017 Revenues 70.7 $ 73.5 $ -3.7% 223.8 $ 228.6 $ -2.1% 298.9 $ Gross Margin 24.8 26.3 -5.9% 83.9 81.6 2.8% 111.5 % of Revenue 35.0% 35.8% 37.5% 35.7% 37.3% September YTD 3rd Quarter

Trend Analysis Revenue growth for the quarter of 26.9% included the contribution from our Q4 2016 acquisition of RES and organic growth of 9%. Growth in both solutions driven by our continued market success selling supplemental and full-outsource clinical engineering solutions. Gross margin rate improvements driven by favorable mix of higher modalities. Clinical Engineering Solutions SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS ON-SITE MANAGED SOLUTIONS MANUFACTURER SERVICES SOLUTIONS (In millions) LTM 2017 2016 % Chg 2017 2016 % Chg 2017 Revenues 34.2 $ 26.9 $ 26.9% 103.9 $ 78.0 $ 33.3% 133.6 $ Gross Margin 7.4 5.6 31.1% 22.8 16.0 42.2% 28.8 % of Revenue 21.7% 21.0% 21.9% 20.5% 21.6% 3rd Quarter September YTD

Trend Analysis Revenue growth of 7.6% in Q3 reflects share capture. Gross margin rate improvement in Q3 of 70bps was driven by volume growth, favorable mix shift to higher margin modalities, and progress on our strategy to drive increased geographic market density near our in-market operations centers. Surgical Services ON-DEMAND AND SCHEDULED USAGE SOLUTIONS ON-SITE MANAGED SOLUTIONS (In millions) LTM 2017 2016 % Chg 2017 2016 % Chg 2017 Revenues 18.9 $ 17.6 $ 7.6% 54.9 $ 51.1 $ 7.5% 71.9 $ Gross Margin 7.2 6.6 9.6% 20.5 19.5 5.1% 26.6 % of Revenue 38.1% 37.4% 37.3% 38.2% 37.0% 3rd Quarter September YTD

Capital Structure/Liquidity (In millions) 9/30/2017 12/31/2016 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 63.0 45.7 Consolidated Capital Leases 17.1 17.1 Subtotal Debt 725.1 707.8 Add: Accrued Interest 6.4 18.7 Total Debt and Interest 731.5 726.5 Memo LTM Adjusted EBITDA 134.5 $ 128.9 $ Leverage* 5.4 5.6 *Excludes unamortized bond premium of $6.2 and $7.6 for 2017 and 2016. Excludes deferred financing costs of $6.4M and $8.2M for 2017 and 2016. Capital Structure (In millions) 2017 Credit Facility 235.0 $ Borrowing Base 161.4 Borrowings/LOC 67.9 Available Liquidity 93.5 $ Memo Revolver maturity - May 2020 Original and Add-on Notes maturity -August 2020 Liquidity Remains Strong Liquidity

Street Guidance for 2017 (In millions) 2016 Actual 2017 Prior Guidance 2017 Current Guidance Adjusted EBITDA $128.9 $135 - $140 $135 - $139 Accrual CAPEX $57 $50 - $60 $50 - $55 Year-end Leverage 5.6x 5.2x – 5.5x 5.2x – 5.5x We have lowered the top end of our Adjusted EBITDA guidance, which incorporates our current forecasted impact of approximately $1M due to hurricanes Harvey and Irma. We have also lowered the top end of our Accrual CAPEX forecast, reflecting our continued progress in reducing the capital intensity of our business model.

Appendix EBITDA Reconciliation 2017 & 2016 SG&A Reconciliation Depreciation and Amortization Reconciliation Accrual CAPEX Reconciliation

EBITDA Reconciliation Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), and excludes non-cash share-based compensation expense, management, board and other non-recurring gain, expenses, or loss. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below. (In millions) LTM 2017 2016 2017 2016 2017 Net loss attributable to UHS (3.2) $ (3.7) $ (7.6) $ (9.1) $ (12.3) $ Interest expense 13.3 13.1 39.8 39.2 52.9 Provision for income taxes 0.4 0.3 0.9 0.7 1.1 Depreciation and amortization 19.5 20.9 60.5 63.3 81.6 EBITDA 30.0 30.6 93.6 94.1 123.3 Gain on Settlement - - - (2.8) (0.3) Management, board & other 2.4 1.1 6.0 2.7 8.5 Stock expense 0.8 0.8 2.3 2.3 3.1 Adjusted EBITDA 33.2 $ 32.5 $ 101.9 $ 96.3 $ 134.5 $ September YTD 3rd Quarter

SG&A Reconciliation (In millions) LTM 2017 2016 2017 2016 2017 SG&A per GAAP to Adjusted SG&A SG&A per GAAP 28.8 28.7 93.8 88.9 125.1 Management, board, & other (2.4) (1.1) (6.0) (2.7) (8.5) Stock expense (0.8) (0.8) (2.3) (2.3) (3.1) Amortization (2.1) (2.6) (7.4) (8.4) (10.1) Adjusted SG&A 23.6 $ 24.3 $ 78.0 $ 75.5 $ 103.5 $ 3rd Quarter September YTD

Depreciation & Amortization Reconciliations (In millions) LTM 2017 2016 2017 2016 2017 Historical Medical Equipment Solutions Depreciation 14.0 $ 15.1 $ 43.0 $ 45.6 $ 58.1 $ Asset Impairment Charge - - - - - Total Medical Equipment Solutions Depreciation 14.0 15.1 43.0 45.6 58.1 Historical Clinical Engineering Solutions Depreciation 0.3 0.2 0.8 0.7 1.0 Total Clinical Engineering Solutions Depreciation 0.3 0.2 0.8 0.7 1.0 Historical Surgical Services Depreciation 2.1 1.9 6.1 5.2 8.0 ASC 805 Surgical Services Depreciation - - - 0.1 - Total Surgical Services Depreciation 2.1 1.9 6.1 5.3 8.0 Historical Gross Margin Depreciation 16.4 17.2 49.9 51.5 67.1 Gross Margin ASC 805 Depreciation - - - 0.1 - Total Gross Margin Depreciation 16.4 17.2 49.9 51.6 67.1 Historical Selling, General, and Admin Depreciation 1.0 1.2 3.2 3.3 4.4 Total Selling, General, and Admin Depreciation 1.0 1.2 3.2 3.3 4.4 Total Depreciation 17.4 $ 18.4 $ 53.1 $ 54.9 $ 71.4 $ ASC 805 Selling, General, and Admin Amortization 2.1 2.6 7.4 8.4 10.1 Total ASC 805 Selling, General, and Admin Amortization 2.1 2.6 7.4 8.4 10.1 Total Depreciation and Amortization 19.5 $ 20.9 $ 60.5 $ 63.3 $ 81.6 $ September YTD 3rd Quarter

Accrual CAPEX Reconciliation

Thank you.